UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22806

Oppenheimer Main Street Small Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  April 30

Date of reporting period:  1/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

	Shares	Value

Common Stocks—97.1%

Consumer Discretionary—11.3%

Auto Components—1.4%
Visteon Corp.[1]	78,211	$7,005,359

Diversified Consumer Services—0.6%
Houghton Mifflin Harcourt Co.[1]	254,741	2,878,573

Hotels, Restaurants & Leisure—4.1%
Popeyes Louisiana Kitchen, Inc.[1]	119,360	7,542,358

Sonic Corp.	334,564	8,330,644

Texas Roadhouse, Inc., Cl. A	124,209	5,793,108

		21,666,110

Media—0.7%
Madison Square Garden Co. (The), Cl. A1	21,395	3,758,460

Specialty Retail—4.5%
Burlington Stores, Inc.[1]	58,506	4,896,952

DSW, Inc., Cl. A	173,837	3,678,391

Group 1 Automotive, Inc.	109,599	8,854,503

Sally Beauty Holdings, Inc.[1]	261,767	6,230,055

		23,659,901

Consumer Staples—1.7%

Beverages—0.7%
Boston Beer Co., Inc. (The), Cl. A1	23,540	3,618,098

Food Products—1.0%
Pinnacle Foods, Inc.	99,426	5,288,469

Energy—4.5%

Energy Equipment & Services—0.5%
RigNet, Inc.[1]	136,545	2,696,764

Oil, Gas & Consumable Fuels—4.0%
Cone Midstream Partners LP2	178,759	4,213,350

HollyFrontier Corp.	193,763	5,613,314

Matador Resources Co.[1]	100,161	2,637,239

Noble Midstream Partners LP1,2	93,750	4,070,625

Renewable Energy Group, Inc.[1]	514,086	4,472,548

		21,007,076

	Shares	Value

Financials—22.8%

Capital Markets—1.0%
Stifel Financial Corp.[1]	103,812	$5,224,858

Commercial Banks—9.7%
BankUnited, Inc.	217,723	8,317,019

Berkshire Hills Bancorp, Inc.	107,565	3,807,801

Chemical Financial Corp.	96,103	4,750,371

Customers Bancorp, Inc.[1]	107,387	3,700,556

FCB Financial Holdings, Inc., Cl. A1	80,434	3,776,376

IBERIABANK Corp.	98,890	8,123,813

MB Financial, Inc.	229,911	10,237,937

Webster Financial Corp.	160,371	8,422,685

		51,136,558

Insurance—1.2%
James River Group Holdings Ltd.	160,801	6,375,760

Real Estate Investment Trusts (REITs)—7.8%
Brandywine Realty Trust	483,709	7,787,715

CYS Investments, Inc.	897,498	6,794,060

DiamondRock Hospitality Co.	528,570	5,956,984

DuPont Fabros Technology, Inc.	139,785	6,636,992

Four Corners Property Trust, Inc.	330,070	7,198,827

National Storage Affiliates Trust	285,526	6,352,953

		40,727,531

Real Estate Management & Development—0.8%
Realogy Holdings Corp.	160,473	4,157,855

Thrifts & Mortgage Finance—2.3%
Beneficial Bancorp, Inc.	202,289	3,610,859

Oritani Financial Corp.	328,515	5,699,735

WSFS Financial Corp.	56,291	2,549,982

		11,860,576

1    OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care—11.6%

Biotechnology—2.6%
ACADIA Pharmaceuticals, Inc.[1]	78,803	$2,725,796

Axovant Sciences Ltd.[1]	76,998	943,226

Clovis Oncology, Inc.[1]	38,109	2,469,463

Exelixis, Inc.[1]	146,568	2,655,812

Sage Therapeutics, Inc.[1]	41,346	1,983,781

Ultragenyx Pharmaceutical, Inc.[1]	40,007	3,000,925

		13,779,003

Health Care Equipment & Supplies—3.4%
NuVasive, Inc.[1]	109,347	7,738,487

NxStage Medical, Inc.[1]	215,310	5,791,839

Spectranetics Corp. (The)[1]	163,350	4,222,598

		17,752,924

Health Care Providers & Services—2.4%
Addus HomeCare Corp.[1]	52,729	1,800,695

Amedisys, Inc.[1]	107,099	4,907,276

WellCare Health Plans, Inc.[1]	37,953	5,523,680

		12,231,651

Life Sciences Tools & Services—0.7%
VWR Corp.[1]	142,335	3,687,900

Pharmaceuticals—2.5%
Prestige Brands Holdings, Inc.[1]	208,891	11,021,089

TherapeuticsMD, Inc.[1]	374,985	2,178,663

		13,199,752

Industrials—20.0%

Aerospace & Defense—1.3%
Hexcel Corp.	59,817	3,071,603

Wesco Aircraft Holdings, Inc.[1]	257,320	3,898,398

		6,970,001

Airlines—1.3%
Spirit Airlines, Inc.[1]	125,862	6,801,582

	Shares	Value

Building Products—1.2%
Masonite
International Corp.[1]	97,665	$6,504,489

Commercial Services & Supplies—4.3%
ABM Industries, Inc.	130,060	5,253,123

ACCO Brands Corp.[1]	579,283	7,385,858

Advanced Disposal Services, Inc.[1]	152,481	3,386,603

Matthews International Corp., Cl. A	92,610	6,246,545

		22,272,129

Construction & Engineering—1.9%
Dycom Industries, Inc.[1]	62,957	5,078,112

KBR, Inc.	297,616	5,062,448

		10,140,560

Electrical Equipment—1.3%
Generac Holdings, Inc.[1]	172,320	6,937,603

Machinery—2.3%
Greenbrier Cos., Inc. (The)	98,673	4,316,944

Manitowoc Co., Inc. (The)[1]	457,733	3,126,316

Rexnord Corp.[1]	203,745	4,500,727

		11,943,987

Professional Services—4.5%
Korn/Ferry International	398,327	11,571,399

On Assignment, Inc.[1]	266,342	12,059,966

		23,631,365

Road & Rail—1.3%
Genesee & Wyoming, Inc., Cl. A1	88,543	6,672,601

Trading Companies & Distributors—0.6%
SiteOne Landscape Supply, Inc.[1]	80,176	3,080,362

Information Technology—16.1%

Electronic Equipment, Instruments, & Components—0.7%
Vishay Intertechnology, Inc.	213,171	3,538,639

Internet Software & Services—2.3%
j2 Global, Inc.	99,225	8,316,047

2        OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value

Internet Software & Services (Continued)

Yelp, Inc., Cl. A1	86,554	$3,616,226

		11,932,273

IT Services—4.0%
Black Knight Financial Services, Inc., Cl. A1	173,331	6,317,915

Booz Allen Hamilton Holding Corp., Cl. A	150,975	5,105,975

CACI International, Inc., Cl. A1	78,609	9,653,185

		21,077,075

Semiconductors & Semiconductor Equipment—4.9%
Brooks Automation, Inc.	258,614	4,505,056

Cypress Semiconductor Corp.	267,522	3,156,759

MaxLinear, Inc., Cl. A1	242,491	6,202,920

MKS Instruments, Inc.	112,830	7,435,497

Semtech Corp.[1]	127,857	4,212,888

		25,513,120

Software—4.2%
Guidewire Software, Inc.[1]	85,139	4,455,324

Paylocity Holding Corp.[1]	82,289	2,539,439

Pegasystems, Inc.	153,454	5,954,015

Proofpoint, Inc.[1]	66,172	5,304,347

Zynga, Inc., Cl. A1	1,602,321	4,037,849

		22,290,974

Materials—6.6%

Chemicals—0.7%
Ingevity Corp.[1]	71,829	3,992,974

	Shares	Value

Construction Materials—1.1%
Summit Materials, Inc., Cl. A1	237,772	$5,968,077

Metals & Mining—2.3%
Century Aluminum Co.[1]	245,409	3,779,299

Kaiser Aluminum Corp.	104,024	8,161,723

		11,941,022

Paper & Forest Products—2.5%
Boise Cascade Co.[1]	219,001	5,431,225

PH Glatfelter Co.	306,141	7,472,902

		12,904,127

Utilities—2.5%

Electric Utilities—1.7%
Portland General Electric Co.	201,768	8,799,102

Gas Utilities—0.8%
Suburban Propane Partners LP2	137,572	4,157,426

Total Common Stocks (Cost $427,053,061)		508,782,666
Investment Company—3.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.49%[3,4] (Cost $17,975,670)	17,975,670	17,975,670

Total Investments, at Value (Cost $445,028,731)	100.5%	526,758,336

Net Other Assets (Liabilities)	(0.5)	(2,776,521)

Net Assets	100.0%	$523,981,815

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

3        OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 29, 2016[a]	Gross Additions	Gross Reductions	Shares January 31, 2017

Oppenheimer Institutional
Government Money Market Fund, Cl. Eb	12,209,334	138,579,340	132,813,004	17,975,670

			Value	Income

Oppenheimer Institutional
Government Money Market Fund, Cl. Eb			$17,975,670	$38,985

a.	Represents the last business day of the Fund’s reporting period.
b.	Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

4        OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official

5        OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

6        OPPENHEIMER MAIN STREET SMALL CAP FUND

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

7        OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$58,968,403	$—	$—	$58,968,403
Consumer Staples	8,906,567	—	—	8,906,567
Energy	23,703,840	—	—	23,703,840
Financials	119,483,138	—	—	119,483,138
Health Care	60,651,230	—	—	60,651,230
Industrials	104,954,679	—	—	104,954,679
Information Technology	84,352,081	—	—	84,352,081
Materials	34,806,200	—	—	34,806,200
Utilities	12,956,528	—	—	12,956,528
Investment Company	17,975,670	—	—	17,975,670

Total Assets	$526,758,336	$—	$—	$526,758,336

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market

8        OPPENHEIMER MAIN STREET SMALL CAP FUND

4. Investments and Risks (Continued)

instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the

9        OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$446,690,324

Gross unrealized appreciation	$86,150,185
Gross unrealized depreciation	(6,082,173)

Net unrealized appreciation	$80,068,012

10        OPPENHEIMER MAIN STREET SMALL CAP FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Small Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017